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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 20, 2004


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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           Delaware                                   333-110039                                     56-2088493
------------------------------                 ------------------------                      ---------------------------
 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                                                                28211
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)
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Registrant's telephone number, including area code, is (704) 365-0569.







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                                       -2-


Item 5.  Other Events.
         ------------

Description of the Mortgage Pool

                  On or about May 27, 2004, the Registrant will cause the issuance and sale of approximately $311,796,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2004, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, Ocwen Federal Bank FSB as servicer and HSBC Bank USA, as trustee.

Collateral Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheets") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.




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                                       -3-

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

                  (a) Financial Statements.
                      --------------------

                      Not applicable.

                  (b) PRO FORMA Financial Information.
                      -------------------------------

                      Not applicable.

                  (c) Exhibits
                      --------



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                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                               DESCRIPTION
      -----------                      -----------                               -----------
           1                               99.1                   Collateral Term Sheets (as defined in Item
                                                                  5) that have been provided by the
                                                                  Underwriter to certain prospective
                                                                  purchasers of ACE Securities Corp. Home
                                                                  Equity Loan Trust, Series 2004-IN1. The
                                                                  Collateral Term Sheets have been filed on
                                                                  paper pursuant to a continuing hardship
                                                                  exemption from certain electronic
                                                                  requirements.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2004

                                                     ACE SECURITIES CORP.


                                                     By: /s/ Douglas K. Johnson
                                                         -----------------------
                                                     Name:   Douglas K. Johnson
                                                     Title:  President


                                                     By: /s/ Evelyn Echevarria
                                                         -----------------------
                                                     Name:   Evelyn Echevarria
                                                     Title:  Vice President




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                                                   EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                          Page
--------------                     -----------                    -----------                          ----
1                                  99.1                           Collateral Term Sheets.              6
                                                                  The Preliminary Structural and
                                                                  Collateral Term Sheet has been
                                                                  filed on paper pursuant to a
                                                                  continuing hardship exemption from
                                                                  certain electronic requirements.
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